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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 24, 1997 (July 10, 1997)



                          SCB COMPUTER TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)



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
                 Tennessee                                   0-27694                       62-1201561
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(State or other jurisdiction of incorporation)        (Commission File Number)          (I.R.S. Employer
                                                                                       Identification No.)
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   1365 West Brierbrook Road, Memphis, Tennessee                  38138
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     (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (901) 754-6577



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.
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         On July 10, 1997, SCB Computer Technology, Inc. (the "Registrant")
purchased all of the issued and outstanding capital stock of Partners Resources, Inc. ("PRI"), pursuant to a Stock Purchase Agreement (the "PRI Stock Purchase Agreement") by and among the Registrant and Michael L. Hirshey, Barry L. Fulton, Kenneth L. Spencer, and Russell J. Young, the former shareholders of PRI (the "PRI Shareholders"). The purchase price was $9,600,000, $8,640,000 of which was paid in cash to the PRI Shareholders at closing. Pursuant to an Indemnity and Escrow Agreement between the Registrant and the PRI Shareholders, $960,000 of the purchase price was delivered by the Registrant to SunTrust Bank, Nashville, N.A. ("SunTrust"), as escrow agent, which amount will be escrowed for one year in connection with potential indemnification claims by the Registrant for any breaches of representations and warranties made in the PRI Stock Purchase Agreement. As additional purchase price, an amount equal to 14 times PRI's net income for the year ending December 31, 1997, as determined in accordance with the terms of the PRI Stock Purchase Agreement, will, subject to certain conditions, be paid to the PRI Shareholders on or before May 1, 1998 in cash or shares of common stock of the Registrant, at the Registrant's option.

         On July 10, 1997, the Registrant also purchased all of the issued and outstanding capital stock of Partners Capital Group ("PCG"), pursuant to a Stock Purchase Agreement (the "PCG Stock Purchase Agreement") by and among the Registrant and the former shareholders of PCG (the "PCG Shareholders"), who are the same persons as the PRI Shareholders. The purchase price was $6,400,000, $5,760,000 of which was paid in cash to the PCG Shareholders at closing. Pursuant to an Indemnity and Escrow Agreement between the Registrant and the PCG Shareholders, $640,000 of the purchase price was delivered by the Registrant to SunTrust, as escrow agent, which amount will be escrowed for one year in connection with potential indemnification claims by the Registrant for any breaches of representations and warranties made in the PCG Stock Purchase Agreement.

         PRI and PCG have historically operated as affiliated companies. PRI is an information technology services company specializing in outsourcing projects. PCG is a computer equipment leasing company. PRI's and PCG's combined revenues for the year ended December 31, 1996 were approximately $21 million. The Registrant intends to continue the existing businesses of PRI and PCG. For accounting purposes, both acquisitions will be treated as having occurred at the close of business on June 30, 1997.

         The sources of funds for the foregoing acquisitions were cash on hand and approximately $10.0 million in borrowings under a credit facility entered into between NationsBank of Tennessee, N.A. ("NationsBank") and the Registrant on July 10, 1997 (the "Credit Facility"). The Credit Facility provides for borrowings in excess of the initial $10.0 million up to $16.0




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million (assuming certain conditions are satisfied, including certain conditions relating to the lender's due diligence concerning the acquisition of PRI and PCG or, alternatively, a pledge of marketable securities), bears interest, payable monthly, at LIBOR plus a spread over LIBOR, which varies based on certain financial ratios. At July 10, 1997, the interest rate on borrowings under the Credit Facility was 7.2%. The Registrant's existing subsidiaries are co-borrowers under the Credit Facility and their stock is pledged to secure the indebtedness thereunder. In addition, PRI and PCG have executed guarantees in favor of NationsBank. All borrowings under the Credit Facility mature on August 1, 2000.

         In connection with and as a condition to the acquisitions, Michael L. Hirschey, a PRI and PCG Shareholder, entered into a three-year employment agreement with the Registrant. The employment agreement contains covenants not to compete with the Registrant and its subsidiaries for two years following the termination of employment. The Registrant continues to employ Barry L. Fulton, Kenneth L. Spencer, and Russell J. Young, each a PRI and PCG Shareholder, who, in connection with the acquisitions, entered into non-competition agreements with the Registrant which contain covenants not to compete with the Registrant and its subsidiaries for a period of three years.

         The consideration paid by the Registrant in the acquisitions was determined by arm's-length negotiations among the parties with regard to PCG's and PRI's earnings history and the estimated future profitability. Except as set forth herein, there is no material relationship between the PCG and PRI Shareholders, on the one hand, and the Registrant or its affiliates, any director or officer of the Registrant, or any associate of any director or officer, on the other hand.

Item 7.  Financial Statements and Exhibits
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(a)      Financial Statements of Businesses Acquired and Pro Forma Financial
         Information.

         To be filed by amendment. The Registrant believes that (i) it is impracticable prior to the filing of this Form 8-K to complete preparation of the financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X and the pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X, and (ii) such information will be available, and will be filed by the Registrant with the Securities and Exchange Commission as promptly as practicable, within 60 days after this Form 8-K is required to be filed.

(c)      Exhibits.  See Exhibit Index following signature page.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCB COMPUTER TECHNOLOGY, INC.


Date:    July 24, 1997                    By: /s/ Gordon L. Bateman
                                              ------------------------------
                                              Gordon L. Bateman
                                              Executive Vice President of
                                              Finance and Administration and
                                              Chief Financial Officer




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                                  EXHIBIT INDEX


   No.                                 Exhibit
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   2.1        Stock Purchase Agreement by and among SCB Computer Technology,
              Inc. and the shareholders of Partners Capital Group, dated as of June 30, 1997. (Schedules and other exhibits are omitted from this filing. The Registrant will furnish, as supplementary information, copies of the omitted materials to the Securities and Exchange Commission upon request.)

   2.2 Stock Purchase Agreement by and among SCB Computer Technology, Inc. and the shareholders of Partners Resources, Inc., dated as of June 30, 1997. (Schedules and other exhibits are omitted from this filing. The Registrant will furnish, as supplementary information, copies of the omitted materials to the Securities and Exchange Commission upon request.)

  10.1 Loan Agreement by and among SCB Computer Technology, Inc., Delta Software Systems, Inc., TMR Acquisition, Inc., and NationsBank of Tennessee, N.A., dated July 10, 1997.

  10.2 Promissory Note in favor of NationsBank of Tennessee, N.A., dated July 10, 1997.